SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 3, 2000


                           Great Pee Dee Bancorp, Inc.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-23521                56-2050592
----------------------------     -------------------         ---------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                               29520
-----------------------------------------                               -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition of Assets

     On March 3, 2000, First Federal Savings and Loan Association of Cheraw, Cheraw, South Carolina, the wholly-owned subsidiary of Great Pee Dee Bancorp, Inc., and Coastal Federal Savings Bank, Myrtle Beach, South Carolina, the
wholly-owned subsidiary of Coastal Financial Corporation, completed the previously described purchase by First Federal of certain assets and the assumption of liabilities relating to Coastal Federal's branch office located at 1385 Alice Drive in Florence, South Carolina.

Item 7.    Financial Statements and Pro Forma Financial Information

a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     A summary of assets acquired and liabilities assumed, including amounts paid for a premium on the deposit liabilities assumed and for a three year non-compete agreement, are as follows:

                                                                 (Unaudited)
                                                                -------------
       Assets:
           Cash and cash equivalents                          $     11,570,301
           Loans receivable, net                                    10,897,432
           Premises and equipment                                      336,994
           Deposit premium                                           1,850,000
           Non-compete agreement                                       250,000
           Other assets                                                 81,412
                                                              ----------------

                                                              $     24,986,139
                                                              ================
       Liabilities:
           Deposits                                           $     24,852,560
           Other liabilities                                           133,579
                                                              ----------------

                                                              $     24,986,139

b. PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) GREAT PEE DEE BANCORP, INC.

     The following pro forma condensed consolidated balance sheet as of December 31, 1999, and the pro forma condensed consolidated statements of income for the six month period then ended and the year ended June 30, 1999 give effect to the acquisition described under Item 2. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at December 31, 1999, while the adjustments related to the pro forma condensed consolidated income statements the transaction was consummated at the beginning of the period presented. The transaction was consummated on March 3, 2000.

     The pro forma information is based on the historical financial statements of Great Pee Dee Bancorp, Inc. and management's projection of the revenues and operating expenses for the branch acquired. Amortization of the deposit premium and the non-compete agreement are reflected using the straight line method over lives of ten years and three years, respectively. The pro forma adjustments also reflect a loan loss provision of $98,000 to increase the allowance for loan losses as a result of the loans purchased.

     These pro forma statements are not necessarily indicative of the results that actually would have occurred if the transaction had been consummated as of and for the periods presented or what may be achieved in the future.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 1999
(In Thousands of Dollars)
-------------------------------------------------------------------------------------------------------------------------


                                                                     Great Pee Dee        Pro Forma           Pro Forma
                                                                     Bancorp, Inc.       Adjustments        Consolidated

ASSETS

Cash and cash equivalents                                           $        2,000     $       11,570      $       13,570
Investment securities available for sale                                       469                  -                 469
Investment securities held to maturity                                       4,018                  -               4,018
Loans receivable, net                                                       68,394             10,898              79,292
Premises and equipment, net                                                    733                337               1,070
Deposit premium                                                                  -              1,850               1,850
Other assets                                                                 1,425                331               1,756
                                                                    --------------     --------------      --------------

                                                    TOTAL ASSETS    $       77,039     $       24,986      $      102,025
                                                                    ==============     ==============      ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
   Deposit accounts                                                 $       41,530     $       24,852      $       66,382
   Advances from the FHLB                                                    7,900                  -               7,900
   Accrued expenses and other liabilities                                      152                134                 286
                                                                    --------------     --------------      --------------

                                               TOTAL LIABILITIES            49,582             24,986              74,568
                                                                    --------------     --------------      --------------

STOCKHOLDERS' EQUITY
   Common stock                                                                 22                  -                  22
   Additional paid in capital                                               21,607                  -              21,607
   Unearned compensation                                                    (1,710)                 -              (1,710)
   Retained earnings                                                        12,126                  -              12,126
   Unrealized holding gains (losses)                                           (20)                 -                 (20)
   Common stock held in treasury                                            (4,568)                 -              (4,568)
                                                                    --------------     --------------      --------------

                                      TOTAL STOCKHOLDERS' EQUITY            27,457                  -              27,457
                                                                    --------------     --------------      --------------

                                           TOTAL LIABILITIES AND
                                            STOCKHOLDERS' EQUITY    $       77,039     $       24,986      $      102,025
                                                                    ==============     ==============      ==============

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Six Months Ended December 31, 1999
(In Thousands of Dollars, Except Per Share Data)
-------------------------------------------------------------------------------------------------------------------


                                                                     Great Pee Dee        Pro Forma           Pro Forma
                                                                     Bancorp, Inc.       Adjustments        Consolidated

INTEREST INCOME
   Loans                                                            $        2,506     $          572      $        3,078
   Investments                                                                 195                340                 535
                                                                    --------------     --------------      --------------

                                           TOTAL INTEREST INCOME             2,701                912               3,613
                                                                    --------------     --------------      --------------

INTEREST EXPENSE
   Deposit accounts                                                          1,006                582               1,588
   Borrowed funds                                                              130                  -                 130
                                                                    --------------     --------------      --------------

                                          TOTAL INTEREST EXPENSE             1,136                582               1,718
                                                                    --------------     --------------      --------------

                                             NET INTEREST INCOME             1,565                330               1,895

PROVISION FOR LOAN LOSSES                                                        -                 98                  98
                                                                    --------------     --------------      --------------

                                       NET INTEREST INCOME AFTER
                                       PROVISION FOR LOAN LOSSES             1,565                232               1,797
                                                                    --------------     --------------      --------------

OTHER INCOME                                                                    54                151                 205
                                                                    --------------     --------------      --------------

GENERAL AND ADMINISTRATIVE EXPENSES
   Personnel costs                                                             497                163                 660
   Occupancy                                                                    65                 43                 108
   Other                                                                       208                227                 435
                                                                    --------------     --------------      --------------

                                TOTAL GENERAL AND
                                         ADMINISTRATIVE EXPENSES               770                433               1,203
                                                                    --------------     --------------      --------------

                                      INCOME BEFORE INCOME TAXES               849                (50)                799

PROVISION FOR INCOME TAXES                                                     317                  -                 317
                                                                    --------------     --------------      --------------

                                                      NET INCOME    $          532     $          (50)     $          482
                                                                    ==============     ==============      ==============

NET INCOME PER COMMON SHARE
   Basic                                                            $         0.30                         $         0.27
   Assuming dilution                                                          0.30                                   0.27

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING
   Basic                                                                 1,790,556                              1,790,556
   Assuming dilution                                                     1,798,177                              1,798,177

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Year Ended June 30, 1999
(In Thousands of Dollars, Except Per Share Data)
-------------------------------------------------------------------------------------------------------------------


                                                                     Great Pee Dee        Pro Forma           Pro Forma
                                                                     Bancorp, Inc.       Adjustments        Consolidated

INTEREST INCOME
   Loans                                                            $        4,625     $        1,143      $        5,768
   Investments                                                                 442                680               1,122
                                                                    --------------     --------------      --------------

                                           TOTAL INTEREST INCOME             5,067              1,823               6,890
                                                                    --------------     --------------      --------------

INTEREST EXPENSE
   Deposit accounts                                                          1,953              1,164               3,117
   Borrowed funds                                                                7                  -                   7
                                                                    --------------     --------------      --------------

                                          TOTAL INTEREST EXPENSE             1,960              1,164               3,124
                                                                    --------------     --------------      --------------

                                             NET INTEREST INCOME             3,107                659               3,766

PROVISION FOR LOAN LOSSES                                                       96                 98                 194
                                                                    --------------     --------------      --------------

                                       NET INTEREST INCOME AFTER
                                       PROVISION FOR LOAN LOSSES             3,011                561               3,572
                                                                    --------------     --------------      --------------

OTHER INCOME                                                                    85                301                 386
                                                                    --------------     --------------      --------------

GENERAL AND ADMINISTRATIVE EXPENSES
   Personnel costs                                                           1,178                325               1,503
   Occupancy                                                                   111                 85                 196
   Other                                                                       429                454                 883
                                                                    --------------     --------------      --------------

                                TOTAL GENERAL AND
                                         ADMINISTRATIVE EXPENSES             1,718                864               2,582
                                                                    --------------     --------------      --------------

                                      INCOME BEFORE INCOME TAXES             1,378                 (2)              1,376

PROVISION FOR INCOME TAXES                                                     488                  -                 488
                                                                    --------------     --------------      --------------

                                                      NET INCOME    $          890     $           (2)     $          888
                                                                    ==============     ==============      ==============

NET INCOME PER COMMON SHARE
   Basic                                                            $         0.45                         $         0.45
   Assuming dilution                                                          0.45                                   0.45

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING
   Basic                                                                 1,990,342                              1,990,342
   Assuming dilution                                                     1,993,249                              1,993,249

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                GREAT PEE DEE BANCORP, INC.


         DATE: May 16, 2000            By:      \s\ Johnnie L. Craft
                                                --------------------
                                                Johnnie L. Craft
                                                Treasurer and Secretary
                                                (Duly Authorized Representative)